Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Net income	$ 9,907	$ 11,944	$ 7,509
Other comprehensive income (loss):
Change in unrealized gain (loss) on available for sale securities	3,371	(1,373)	171
Related tax (expense) benefit	(708)	289	(58)
Total other comprehensive income (loss), net of tax	2,663	(1,084)	113
Total comprehensive income	$ 12,570	$ 10,860	$ 7,622